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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                                _______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)    June 28, 2000
                                                -------------------------------

                         PILOT NETWORK SERVICES, INC.
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              (Exact name of registrant as specified in Charter)


           Delaware                   000-24507                 94-3305774
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(State or Other Jurisdiction          (Commission File          (IRS Employer
of Incorporation)                        Number)             Identification No.)


1080 Marina Village Parkway, Alameda, California                94501
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (510) 433-7800
                                                    ---------------------------
                                     None
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     On June 30, 2000, Pilot Network Services, Inc. (the "Company") issued a press release announcing that on June 28, 2000 the Company had completed a private placement of 15,000 shares of its Series A Convertible Preferred Stock to Marshall Capital Management, Inc. ("Marshall Capital") for an aggregate purchase price of $15.0 million. Marshall Capital also acquired a warrant to purchase 256,621 shares of the Company's common stock in connection with the
transaction.   The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

     The foregoing description of the private placement is qualified in its entirety by reference to the definitive agreements related to the private placement, which are attached hereto as exhibits and incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits

(a)  Exhibits

Exhibit 3.1 Certificate of Designations, Rights and Privileges of the Series A Convertible Preferred Stock of Pilot Network Services, Inc., as filed on June 28, 2000

Exhibit 4.1 Registration Rights Agreement, dated as of June 28, 2000 between Pilot Network Services, Inc. and Marshall Capital Management, Inc.

Exhibit 4.2 Warrant, dated as of June 28, 2000, to purchase common stock of Pilot Network Services, Inc. issued to Marshall Capital Management, Inc.

Exhibit 10.1 Securities Purchase Agreement, dated as of June 28, 2000 between
             Pilot Network Services, Inc. and Marshall Capital Management, Inc.

Exhibit 99.1 Press release issued by the Company on June 30, 2000 related to the private placement.
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.



Date:  June 30, 2000                    PILOT NETWORK SERVICES, INC.



                                        By:  /s/ M. Marketta Silvera
                                             -----------------------
                                             M. Marketta Silvera, President
                                             and Chief Executive Officer
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                                 EXHIBIT INDEX


Exhibit 3.1 Certificate of Designations, Rights and Privileges of the Series A Convertible Preferred Stock of Pilot Network Services, Inc., as filed on June 28, 2000

Exhibit 4.1 Registration Rights Agreement, dated as of June 28, 2000 between Pilot Network Services, Inc. and Marshall Capital Management, Inc.

Exhibit 4.2 Warrant, dated as of June 28, 2000, to purchase common stock of Pilot Network Services, Inc. issued to Marshall Capital Management, Inc.

Exhibit 10.1 Securities Purchase Agreement, dated as of June 28, 2000 between
             Pilot Network Services, Inc. and Marshall Capital Management, Inc.

Exhibit 99.1 Press release issued by the Company on June __, 2000 related to the private placement.